UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 2, 2022

HYCROFT MINING HOLDING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-38387	82-2657796
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4300 Water Canyon Road, Unit 1 Winnemucca, Nevada		89445
(Address of Principal Executive Offices)		(Zip Code)

775 304-0260
Registrant's telephone number, including area code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	HYMC	The Nasdaq Capital Market
Warrants to purchase Common Stock	HYMCW	The Nasdaq Capital Market
Warrants to purchase Common Stock	HYMCZ	The Nasdaq Capital Market
Warrants to purchase Common Stock	HYMCL	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders (the "Annual Meeting") of Hycroft Mining Holding Corporation (the "Company") held on June 2, 2022, the Company's stockholders voted on the following proposals:
1.To elect seven directors to each serve on the Company’s Board of Directors (the “Board”) until the 2023 Annual Meeting of stockholders or until her or his successor is elected and qualified with the votes cast as follows:

Directors	For	Withheld	Broker Non-Votes
Diane R. Garrett, Ph.D.	84,517,428	999,257	35,703,889
Sean Goodman	84,466,325	1,050,360	35,703,889
Michael Harrison	84,472,356	1,044,329	35,703,889
Stephen A. Lang	84,165,176	1,351,509	35,703,889
David Naccarati	84,374,692	1,141,993	35,703,889
Thomas Weng	83,980,575	1,536,110	35,703,889
Marni Wieshofer	84,254,208	1,262,477	35,703,889
2.To ratify the Board’s audit committee’s selection of Plante & Moran PLLC as our independent registered public accounting firm for the fiscal year ending December 31, 2022 with the votes cast as follows:

For	Against	Abstain	Broker Non-Votes
119,740,567	586,639	893,368	0
3.To adopt and approve an amendment to the HYMC 2020 Performance and Incentive Pay Plan to increase the number of authorized shares of Company common stock available for issuance by 12.0 million shares of Company common stock with the votes cast as follows:

For	Against	Abstain	Broker Non-Votes
56,428,737	5,372,537	23,715,411	35,703,889
Item 7.01 Regulation FD Disclosure.
At the Annual Meeting, Diane Garrett, the Company’s President and Chief Executive Officer, referred to a video presentation made by her that details the Company’s plans and objectives going forward. The video is available at the “Investors” section at hycroftmining.com, the Company’s website.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 6, 2022	Hycroft Mining Holding Corporation

	By:	/s/ Stanton Rideout
Stanton Rideout Executive Vice President and Chief Financial Officer